UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re FLYi, Inc., et. al.
Case No. 05-20011 (MFW)
Reporting Period: May 2006

Independence Air, Inc.

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.
		Document	Explanation
REQUIRED DOCUMENTS	Form No.	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	x
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1 (CON'T)	See below	See below
Copies of bank statements
Cash disbursements journals
Statement of Operations	MOR-2	x
Detail of Other Operational Expense	MOR-2 (CON'T)	x
Balance Sheet	MOR-3	x
Status of Postpetition Taxes	MOR-4	x
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4	x
Listing of aged accounts payable
Accounts Receivable Reconciliation and Aging	MOR-5	x
Debtor Questionnaire	MOR-5	x

In FLYi, Inc., et al., the following certification is filed with the Debtors' monthly operating reports and set forth on a single page:

A. Bank Reconciliation Certification
The undersigned verifies that, to the best of my knowledge, all of the Debtors' May 2006 bank balances have been reconciled in an accurate and timely manner.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

Signature of Authorized Individual*	Date

Richard Kennedy	General Counsel, VP Legal & Secretary
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.
MOR
(9/99)

In re FLYi, Inc., et. al.
Case No. 05-20011 (MFW)
Reporting Period: May 2006
Independence Air, Inc.
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns.
Copies of the bank statements, bank reconciliations, and the cash disbursements journal are available upon request. All accounts are reconciled.
			BANK ACCOUNTS			CURRENT MONTH	CUMULATIVE FILING TO DATE
	OPER.	PAYROLL	TAX	RESTRICTED CASH	OTHER	ACTUAL	ACTUAL
CASH BEGINNING OF MONTH	$19,078,905	$72,523	$6,455,594	$15,897,222	$0	$41,504,243	$51,910,064

RECEIPTS
FLYi Sales	13,067,764					13,067,764	81,038,992
Charter						0	208,955
A319 Related Credits						0	134,000
Account Transfers	3,332,017	468,674				3,800,692	52,753,515
Other	154,365		34,006	52,226		240,596	9,692,879

TOTAL RECEIPTS	16,554,146	468,674	34,006	52,226	0	17,109,051	143,828,341

DISBURSEMENTS
AP	1,526,568					1,526,568	9,801,903
Payroll Account	405,094	309,384				714,478	42,705,532
Payroll Taxes	(677,220)					(677,220)	9,082,325
9/11, PAX Screening, & Excise Taxes	0					0	9,203,167
Benefits	10,218					10,218	6,777,003
Insurance	(240,119)					(240,119)	245,435
Fuel	(758,524)					(758,524)	13,752,804
Power by the Hour / Reserves	0					0	717,684
Aircraft Payments / Settlements	0					0	195,000
A319 Purchase Deposits	0					0	0
MWAA	60,715					60,715	4,661,549
CLC	0					0	407,642
FLYi, Inc	0					0	0
GE holdover rents settlement	0					0	0
GE Loan	0					0	0
Trident/BAE loans	0					0	0
BK professional fees	986,649					986,649	5,862,386
Security costs	0					0	34,351
Shipping	0					0	185,849
Other close fees	18,839					18,839	67,967
Engine changes	0					0	424,176
GKV Advertising	0					0	0
Upstream	0					0	269,479
Bombardier	0					0	0
Account Transfers	0	160,865	2,895,241	275,912		3,332,017	31,671,094
Other	111,635					111,635	6,145,020

TOTAL DISBURSEMENTS	1,443,855	470,250	2,895,241	275,912	0	5,085,257	142,210,366

NET CASH FLOW	15,110,291	(1,575)	(2,861,235)	(223,686)	0	12,023,794	1,617,975
(RECEIPTS LESS DISBURSEMENTS)

CASH - END OF MONTH	$34,189,195	$70,947	$3,594,359	$15,673,536	$0	$53,528,038	$53,528,039

THE FOLLOWING SECTION MUST BE COMPLETED
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS	$5,085,257
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	NA
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	NA
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$5,085,257
FORM MOR-1
(9/99)

In re FLYi, Inc., et. al.
Case No. 05-20011 (MFW)
Reporting Period: May 2006
Independence Air, Inc.
STATEMENT OF OPERATIONS
(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Operating revenue
Passenger	$0	$47,119,532
FIM/pricing adjustments		-
Adjusted passenger revenue	-	47,119,532

Freight and mail	-	-
ID passenger	-	(968)
Charter	-	91,694
Inflight Sales	-	84,454
Other revenue	(8,990)	2,663,875
Total other revenue	(8,990)	2,839,055

Total operating revenues	(8,990)	49,958,587
OPERATING EXPENSES
Operating expenses
Insider Compensation*	8,333	285,962
Wages	354,218	17,317,803
Fringes and benefits	(48,421)	7,958,716
Profit sharing	-	-
Aircraft fuel	(4,396)	19,841,310
Aircraft maintenance and materials	82,828	9,871,848
Aircraft rentals	-	11,670,148
Traffic commissions	(407)	659,863
CRS fees	(5,164)	460,587
Facilities rents	(29,020)	7,882,482
Landing fees	(204,052)	970,196
Depreciation and amortization	-	3,914,406
Other (schedule attached to MOR2CONT)	16,499	10,326,131
Impairment of long-lived assets	-	-
Loss on sale of aircraft	-	-
Retirement and restructuring charge (See note on MOR-3)	1,053,562	(21,127,832)
Total operating expense	1,223,980	70,031,619

Net operating income (loss)	(1,232,970)	(20,073,032)
Net Profit (Loss) Before Other Income & Expenses	(1,232,970)	(20,073,032)
OTHER INCOME AND EXPENSES
Other (income) expense
Interest income	(216,096)	(1,517,985)
Interest expense	4,772	(451,058)
Government compensation	-	-
Other misc	-	13,955
Total other (income) expense	(211,324)	(1,955,088)
Net Profit (Loss) Before Reorganization Items	(1,021,646)	(18,117,943)
REORGANIZATION ITEMS
Professional Fees	53,394	5,185,109
U. S. Trustee Quarterly Fees	-	11,500
Interest Earned on Accumulated Cash from Chapter 11	-	-
Gain (Loss) from Sale of Equipment	-	922
Other Reorganization Expenses (attach schedule)	-	-
Total Reorganization Expenses	53,394	5,197,531
Income Taxes		70,617
Net Profit (Loss)	($1,075,040)	($23,386,092)
*"Insider" is defined in 11 U.S.C. Section 101(31).
FORM MOR-2
(9/99)
In re FLYi, Inc., et. al.
Case No. 05-20011 (MFW)
Reporting Period: May 2006

Independence Air, Inc.
STATEMENT OF OPERATIONS - continuation sheet

BREAKDOWN OF “OTHER” CATEGORY	Month	Cumulative Filing to Date
Other Operational Expenses
Summary of Other Expenses:

Crew accommodations	$0	$490,477
Advertising	(110)	(1,868,360)
Glycol	-	(366,952)
Property taxes	160,000	1,083,120
Bussing	-	-
Hull insurance	12,115	195,784
Passenger supplies	-	51,704
Travel	(48,878)	(29,125)
Telecommunications	136,690	1,186,847
Passenger insurance	-	509,636
Passenger screening	1,081	(268,190)
Ground handling	1,077	408,429
Ground property equipment	1,388	98,890
Law enforcement	1,535	(248,969)
Beverage service	251	113,880
Liquor service	-	22,357
Reproduction expenses	(116)	142,416
Publicity	-	8,902
Uniforms	(872)	35,992
Office supplies	795	26,224
Moving	42	42
Miscellaneous	(29,368)	146,375
Legal	(31,118)	91,291
Accounting	33,708	(84,624)
Software rental / MIS	65,989	501,274
Directors fees	-	71,000
Additional services	-	(1,948,468)
Other insurance	203,626	1,375,758
Training	-	577,955
Bad debt	(135,946)	320,464
Passenger claims	1,356	288,602
Parking	1,126	174,718
Utilities	5,002	(9,591)
Freight	-	319,605
Recruiting	-	-
Company Events	-	4,553
Misc other	-	-
Gain/Loss on Assets	(385,359)	6,760,814
Corporate filing fees	22,485	143,301

Total other operating expenses	$16,499	$10,326,131
FORM MOR-2 (CON'T)
(9/99)

In re FLYi, Inc., et. al.
Case No. 05-20011 (MFW)
Reporting Period: May 2006

Independence Air, Inc.
BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
CURRENT ASSETS
Cash and cash equivalents	$33,858,490	$8,438,994
Short term investments	3,500,000	20,581,561
Restricted cash	4,592,214	36,274,680
Accounts receivable, net	94,811,912	15,773,490
Expendable parts and fuel inventory, net	62,602	14,467,877
Prepaid expenses and other current assets	7,374,926	36,787,106
Assets held for sale	-	(1)
Deferred tax asset	(1)	(1)
TOTAL CURRENT ASSETS	$144,200,143	$132,323,705
OTHER ASSETS
Restricted Cash	$14,633,236	$20,455,434
Long term investments	-	-
Property and equip., net of depreciation	-	161,493,590
Intangible assets, net of accumulated amortization	-	170,625
Debt issuance costs, net of accumulated amortization	-	4,518,707
Aircraft deposits	12,662,000	22,412,000
Long Term deferred tax asset	-	-
Other assets	438,999	7,685,603
TOTAL OTHER ASSETS	$27,734,235	$216,735,959

TOTAL ASSETS	$171,934,378	$349,059,665

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts payable	$6,972,579	$0
Notes payable	-	-
Air traffic liability	884,669	-
Accrued liabilities	970,168	-
Deferred revenue current	-	-
Long-term debt, less current portion	-	-
Intercompany Loan Payable	-	-
Capital lease obligations, less current portion	-	-
Deferred credits, net	-	-
Deferred tax liability	-	-
Other Long Term Liabilities	-	-
Amounts Due to Insiders*	16,666	-
TOTAL POSTPETITION LIABILITIES	$8,844,082	$0
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	$1,268,964	$168,649,600
Priority Debt	1,411,289	3,173,302
Unsecured Debt	401,595,559	317,204,684
Other accruals related to prepetition obligations that have not been invoiced	18,341,189	121,659,469
TOTAL PRE-PETITION LIABILITIES	$422,617,001	$610,687,054

TOTAL LIABILITIES (See note below)	$431,461,083	$610,687,054
OWNER EQUITY
Capital Stock	$0	$0
Additional Paid-In Capital	-	-
Treasury Stock	7,435,000	7,435,000
Owner's Equity Account	-	-
Retained Earnings (Deficit) - Pre-Petition	(243,575,613)	(269,062,389)
Retained Earnings (Deficit) - Postpetition	(23,386,092)	-
Adjustments to Owner Equity (attach schedule)	-	-
Postpetition Contributions (Distributions) (Draws) (attach schedule)	-	-
NET OWNER EQUITY	($259,526,705)	($261,627,389)

TOTAL LIABILITIES AND OWNERS' EQUITY	$171,934,378	$349,059,665
		FORM MOR-3
*"Insider" is defined in 11 U.S.C. Section 101(31).		(9/99)

Note:   The Liabilities above do not include (i) any amounts associated with liability for aircraft for the period from the Petition Date through Jan. 5, 2006 or (ii) any estimated amounts for claims related to the Debtors' rejection of operating and aircraft leases or other agreements.    In addition, the Liabilities Subject to Compromise (Pre-Petition) above do not include the asserted secured liability associated with returned aircraft and aircraft equipment.  A corresponding reduction has been made to the Other Assets (Property and equip., net of depreciation) above in recognition of the returned aircraft and aircraft equipment.

In re FLYi, Inc., et. al.
Case No. 05-20011 (MFW)
Reporting Period: May 2006
Independence Air, Inc.
STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Photocopies of tax returns filed during the reporting period are available upon request.
	Beginning	Amount				Ending
	Tax	Withheld or	Amount	Date	Check No.	Tax
	Liability	Accrued	Paid	Paid	or EFT	Liability
Federal
Withholding	(2)	218,676	218,674	*	*	(0)
FICA-Employer & Employee	16,171	55,415	54,142			17,444
Unemployment	(7,466)	5	0			(7,461)
Income	0					0
Other:_________________	0					0
Total Federal Taxes	8,703	274,096	272,816			9,983
State and Local
Withholding	(4,088)	49,731	86,459			(40,816)
Sales	0					0
Excise	0					0
Unemployment	(7,669)	15	340			(7,994)
Real Property	0					0
Personal Property	362,763	160,000	92,558			430,205
Corporate	19,006					19,006
Municipal income taxes	5,288	0	0			5,288
Total State and Local	375,300	209,746	179,357			405,689

Total Taxes	384,003	483,842	452,173			415,672

All income taxes above include pre and post petition amounts as the Company received approval to pay these taxes pursuant to first day orders.

* For all line items, detail is available upon request.

SUMMARY OF UNPAID POSTPETITION DEBTS
Aged listing of accounts payable is available upon request.
		Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	(36,909)	124,656	233,463	996,814	3,604,882	4,922,906
Wages Payable	292,566					292,566
Taxes Payable	415,672					415,672
Rent/Leases-Buildings, Airports, etc	-	-	23,014	251,088	1,531,863	1,805,965
Secured Debt/Adequate Protection Payments						0
Professional Fees	195,133	38,581	9,994			243,708
Amounts Due to Insiders*	8,333	8,333				16,666
Other:__________________________						0
Other:__________________________						0
Total Postpetition Debts	874,795	171,570	266,471	1,247,902	5,136,745	7,697,483

Explain how and when the Debtor intends to pay any past-due postpetition debts.

The debtor continues to reconcile certain post-petition expenses and anticipates paying certain post-petition obligations in due course or pursuant to the terms of a Chapter 11 plan.

*"Insider" is defined in 11 U.S.C. Section 101(31).
FORM MOR-4
(9/99)
In re FLYi, Inc., et. al.
Case No. 05-20011 (MFW)
Reporting Period: May 2006

Independence Air, Inc.
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$619,700
+ Amounts billed during the period	0
- Amounts collected during the period	(17,040)
Total Accounts Receivable at the end of the reporting period	$602,660

Accounts Receivable Aging	Amount
0 - 30 days old	$0
31 - 60 days old	0
61 - 90 days old	49,085
91+ days old	553,583
Total Accounts Receivable	602,668
Amount considered uncollectible (Bad Debt)	110,000	(estimate)
Accounts Receivable (Net)	$492,668

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business		x
this reporting period? If yes, provide an explanation below.
2. Have any funds been disbursed from any account other than a debtor in possession	x
account this reporting period? If yes, provide an explanation below.
FLYi, Inc. et. al. received court authority to continue utilizing their existing bank accounts.
3. Have all postpetition tax returns been timely filed? If no, provide an explanation	x
below.
4. Are workers compensation, general liability and other necessary insurance	x
coverages in effect? If no, provide an explanation below.

FORM MOR-5
(9/99)